     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 2002



                                                 REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                      ------------------------------------
                           HUB INTERNATIONAL LIMITED
             (Exact name of Registrant as specified in its Charter)

            ONTARIO, CANADA                                 6411                                    36-4412416
    (State or other jurisdiction of             (Primary Standard Industrial          (I.R.S. Employee Identification Number)
    incorporation or organization)               Classification Code Number)

                      ------------------------------------

                           HUB INTERNATIONAL LIMITED
                           55 EAST JACKSON BOULEVARD
                            CHICAGO, ILLINOIS 60604
                                 (877) 402-6601
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                      ------------------------------------

                                 W. KIRK JAMES
                       VICE PRESIDENT AND GENERAL COUNSEL
                           HUB INTERNATIONAL LIMITED
                           55 EAST JACKSON BOULEVARD
                            CHICAGO, ILLINOIS 60604
                                 (312) 279-4881
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                      ------------------------------------

                                   COPIES TO:

                    BRICE T. VORAN, ESQ.                                             LUCIANA FATO, ESQ.
                    SHEARMAN & STERLING                                            DAVIS POLK & WARDWELL
                       199 BAY STREET                                               450 LEXINGTON AVENUE
              COMMERCE COURT WEST, SUITE 4405                                        NEW YORK, NY 10017
              TORONTO, ONTARIO CANADA M5L 1E8                                          (212) 450-4000
                       (416) 360-8484

                      ------------------------------------
   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]


   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-84734


   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

   If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                      ------------------------------------

                        CALCULATION OF REGISTRATION FEE



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              PROPOSED MAXIMUM         PROPOSED MAXIMUM            AMOUNT OF
     TITLE OF EACH CLASS                 AMOUNT              OFFERING PRICE PER           AGGREGATE               REGISTRATION
OF SECURITIES TO BE REGISTERED      TO BE REGISTERED          COMMON SHARE(1)         OFFERING PRICE(1)              FEE(2)
------------------------------------------------------------------------------------------------------------------------------------
Common Shares.....                    1,150,000(3)                 $14.00                $16,100,000               $1,481.20
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



   (1) Estimated solely for purposes of calculating the registration fee.


   (2) Calculated pursuant to Rule 457(a).


   (3) Includes 150,000 Common Shares that the underwriters have the option to purchase to cover over-allotments, if any.

                      ------------------------------------

                       STATEMENT PURSUANT TO RULE 462(B)



   THE CONTENTS CONTAINED IN REGISTRATION STATEMENT NO. 333-84734 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 2002, AS AMENDED BY AMENDMENT NO. 1 THERETO FILED WITH THE COMMISSION ON MAY 3, 2002, AMENDMENT NO. 2 THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 2002, AMENDMENT NO. 3 THERETO FILED WITH THE COMMISSION ON JUNE 13, 2002, AND AMENDMENT NO. 4 THERETO FILED WITH THE COMMISSION ON JUNE 17, 2002, ARE INCORPORATED BY REFERENCE INTO, AND SHALL BE DEEMED PART OF, THIS REGISTRATION STATEMENT.

                      ------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE



   THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE INFORMATION IN THE REGISTRATION STATEMENT ON FORM S-1 FILED BY HUB INTERNATIONAL LIMITED WITH THE COMMISSION (FILE NO. 333-84734) PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, AND DECLARED EFFECTIVE ON JUNE 17, 2002 IS INCORPORATED BY REFERENCE INTO THIS REGISTRATION STATEMENT.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16. EXHIBITS.



All the exhibits filed with the Registration Statement on Form S-1 (No. 333-84734) are incorporated by reference into, and shall be deemed part of, this Registration Statement, except:



---------------------------------------------------------------------------
  EXHIBIT
   NUMBER                         DESCRIPTION OF EXHIBIT
---------------------------------------------------------------------------
 5.1*     --   Opinion of Torys LLP as to the legality of the Common
               Shares.
23.1*     --   Consent of PricewaterhouseCoopers LLP.
23.2*     --   Consent of PricewaterhouseCoopers LLP.
23.3*     --   Consent of Torys LLP (included in its opinion in Exhibit
               5.1).
---------------------------------------------------------------------------



* Filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago in the State of Illinois on June 17, 2002.


                                         Hub International Limited


                                         By:     /s/ RICHARD A. GULLIVER

                                          --------------------------------------

                                             Name: Richard A. Gulliver

                                             Title:  President and Chief
                                             Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                      SIGNATURE                                        TITLE                       DATE
                      ---------                                        -----                       ----

                          *                              Director and Principal Executive      June 17, 2002
-----------------------------------------------------    Officer
                  Martin P. Hughes

                 /s/ DENNIS J. PAULS                     Principal Financial and Accounting    June 17, 2002
-----------------------------------------------------    Officer
                   Dennis J. Pauls

               /s/ RICHARD A. GULLIVER                   Director                              June 17, 2002
-----------------------------------------------------
                 Richard A. Gulliver

                          *                              Director                              June 17, 2002
-----------------------------------------------------
                   R. Craig Barton

                          *                              Director                              June 17, 2002
-----------------------------------------------------
                Anthony F. Griffiths

                          *                              Director                              June 17, 2002
-----------------------------------------------------
                  Bruce D. Guthart

                          *                              Director                              June 17, 2002
-----------------------------------------------------
                     Jean Martin

                          *                              Director                              June 17, 2002
-----------------------------------------------------
                     Paul Murray

                /s/ BRADLEY P. MARTIN                    Director                              June 17, 2002
-----------------------------------------------------
                  Bradley P. Martin




            *By: /s/ RICHARD A. GULLIVER
      -----------------------------------------
                  Attorney-in-fact

                           AUTHORIZED REPRESENTATIVE


Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has duly signed this Registration Statement below on June 17, 2002.


                                         HUB U.S. HOLDINGS, INC.

                                         By:        /s/ W. KIRK JAMES
                                          --------------------------------------
                                             Name: W. Kirk James
                                             Title:  Secretary

                               INDEX OF EXHIBITS


-------------------------------------------------------------------------------------------
  EXHIBIT                                                                     SEQUENTIALLY
   NUMBER                         DESCRIPTION OF EXHIBIT                     NUMBERED PAGES
-------------------------------------------------------------------------------------------
 5.1*     --   Opinion of Torys LLP as to the legality of the Common
               Shares.
23.1*     --   Consent of PricewaterhouseCoopers LLP.
23.2*     --   Consent of PricewaterhouseCoopers LLP.
23.3*     --   Consent of Torys LLP (included in its opinion in Exhibit
               5.1).
 ------------------------------------------------------------------------------------------



* Filed herewith.